PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

NOTE 6. PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of December 31,
	2019	2018
Vehicles	$186,102	$189,167
Machine	6,167	6,268
Furniture	43,127	12,123
Leasehold improvement	107,696	27,894
Building	170,580	173,388
Less: accumulated depreciation	(205,744)	(138,026)
Property and equipment, net	$307,928	$270,814

Depreciation expense was $93,009, $68,056 and $62,602, respectively, for the years ended December 31, 2019, 2018 and 2017.

The net book value of the unused coal distributor was fully impaired as of December 31, 2018 as it was not expected to generate future cash flow to the Company. The coal distributor is a machine used for coal blending manufacture and was bought in February 2016, and was not regularly used in the daily manufacture. An impairment loss of $17,652 was recognized in the statements of operations for the year ended December 31, 2018.